EXHIBIT 10.3

EXECUTION COPY

AMENDMENT TO CREDIT AGREEMENT

AMENDMENT, dated as of February 6, 2007 (this “Amendment”), to the Credit Agreement, dated as of November 7, 2006 (the “Agreement”), among InPhonic, Inc., a Delaware corporation (the “Borrower”), the Lenders listed on the signature pages hereof as Lenders, and Citicorp North America, Inc., as Administrative Agent.

WHEREAS, the parties hereto have previously entered into the Agreement; and

WHEREAS, the parties have agreed to amend the Agreement pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, the parties agree as follows:

Section 1.    Definitions. Capitalized terms used but not otherwise defined herein shall have the respective meanings given to them in the Agreement.

Section 2.    Effectiveness of the Amendment. This Amendment shall become effective upon receipt by the Administrative Agent of (x) counterparts hereof duly executed by: (i) the Borrower, (ii) each of the Guarantors, (iii) the Administrative Agent, and (iv) each Lender, and (y) confirmation of the due authorization of this Amendment by the Borrower and each Guarantor in form and substance satisfactory to the Administrative Agent and the Lenders.

Section 3.    Amendment to the Agreement -.Definitions.

(a)	The definition of “Availability Period in Section 1.01 is hereby amended and restated in its entirety as follows:

“Availability Period” means the period from and including the Closing Date to the earliest of (A) the Maturity Date, (B) the date of termination of the Commitments pursuant to Section 8.02 and (C) March 30, 2007.

(b)	The definition of “Interest Payment Date” in Section 1.01 is hereby amended and restated in its entirety as follows:

“Interest Payment Date” means the first Business Day of each April, July, October and January and the Maturity Date.

Section 4.    Amendments to Agreement – Delayed Draw. The penultimate sentence of Section 2.01 is hereby amended and restated in its entirety as follows:

The Borrower shall, not later than March 30, 2007, have made up to two requests for Loans which, in the aggregate, equal the full amount of the Facility.

Section 5.    Amendments to Agreement – Post-Closing Covenants and Cash Collateral Account.

(a)	Section 6.12(b)(i). The phrase “for a period of 90 days after the Closing Date” in clause (x) of Section 6.12(b)(i) shall be replaced with the phrase: “for a period commencing on the Closing Date and ending on February 28, 2007”.

(b)	Section 6.12(d). The phrase “within 60 days after the Closing Date and at all times thereafter” in the first sentence of Section 6.12(d) shall be replaced with the phrase: “by February 28, 2007 and at all times thereafter”.

(c)	Section 6.16. Section 6.16 is hereby amended and restated in its entirety as follows:

“By March 30, 2007 and at all times thereafter, maintain the Cash Collateral Account.”

(d)	Section 7.11(b). The phrase “90 days after the Closing Date” in Section 7.11(b) shall be replaced with the phrase: “March 30, 2007”.

Section 6.    Representations and Warranties. The Borrower hereby repeats and restates those representations and warranties set forth in Article V of the Agreement, as if made on and as of the date hereof (except to the extent such representations and warranties expressly relate to an earlier date), which representations and warranties are hereby incorporated herein by reference, as if specifically set forth herein; provided that references to “the Agreement” in any Loan Documents shall be and are deemed to mean the Agreement as amended hereby. The Borrower hereby represents and warrants that, after giving effect to this Amendment, no Default or Event of Default exists on the date of this Amendment.

Section 7.    Consent of Guarantors. By signing below, each of the Guarantors irrevocably consents and agrees to this Amendment.

Section 8.    Miscellaneous. This Amendment may be executed by one or more of the parties to this Amendment on any number of counterparts (including by facsimile), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment is a Loan Document. The Borrower shall pay or reimburse each of the Lenders and the Administrative Agent for all of their reasonable out-of-pocket expenses in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation, the reasonable fees and expenses of Fried, Frank, Harris, Shriver & Jacobson, LLP. The provisions of Sections 10.14 and 10.15 of the Agreement are incorporated by reference into this Amendment mutatis mutandis. This Amendment shall not constitute an amendment or waiver of any of the terms and provisions of the Agreement and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower or any Guarantor, except to the extent expressly set forth herein. Except as specifically set forth herein, all of the terms and provisions of the Agreement and the other Loan Documents are and shall remain in full force and effect and the Borrower and the Guarantors shall continue to be bound by such terms and provisions.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be duly executed and delivered as of the date first above written.

Borrower:

INPHONIC, INC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

Guarantors:

CAIS ACQUISITION, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

CAIS ACQUISITION II, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

FON ACQUISITION, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

MOBILE TECHNOLOGY SERVICES, LLC

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: President

[Signature Page to Amendment to InPhonic Credit Agreement]

SIMIPC ACQUISITION CORP.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

STAR NUMBER, INC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

1010 INTERACTIVE, LLC.

By:	/s/ David A. Steinberg
Name: David A. Steinberg
Title: Chief Executive Officer

CITICORP NORTH AMERICA, INC., as Administrative Agent and as a Lender

By:	/s/ Scot P. French
Name: Scot P. French
Title: Managing Director / Vice President

GOLDMAN SACHS CREDIT PARTNERS, L.P., as a Lender

By:	/s/ Kenneth Eberts
Name: Kenneth Eberts
Title: Managing Director Goldman Sachs & Co., Attorney-in-Fact Goldman Sachs Credit Partners

AP INPHONIC HOLDINGS, LLC, as a Lender

By:	/s/ David J. Berkman
Name: David J. Berkman
Title: Managing Partner

[Signature Page to Amendment to InPhonic Credit Agreement]